Exhibit 99.1

SS Innovations Reports Third Quarter 2025 Financial Results

Quarterly Revenue Increased 192.5% Year over Year to $12.8 Million Driven by Higher SSi Mantra 3 Unit Sales

Fort Lauderdale, FL – October 28, 2025 – SS Innovations International, Inc. (the “Company” or “SS Innovations”) (Nasdaq: SSII), a developer of innovative surgical robotic technologies dedicated to making robotic surgery affordable and accessible to a global population, today announced unaudited financial results for the three and nine months ended September 30, 2025. The Company also filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, with the Securities and Exchange Commission on October 28, 2025.

Third Quarter 2025 Overview

●	Revenue increased 192.5% to $12.8 million from $4.4 million in the third quarter of 2024.

●	Gross margin of 48.1% compared to 52.8% in the third quarter of 2024.

●	Gross profit rose 166.0% to $6.2 million from $2.3 million in the third quarter of 2024.

●	Net loss of $3.7 million, or $(0.02) per diluted share, compared to a net loss of $3.2 million, or $(0.02) per diluted share, in the third quarter of 2024.

●	SSi Mantra surgical robotic system installations totaled 27, up 350.0% from 6 installations in the third quarter of 2024 and up 17.4% from 23 installations in the second quarter of 2025.

First Nine Months 2025 Overview

●	Revenue increased 123.0% to $28.0 million from $12.5 million in the first nine months of 2024.

●	Gross margin expanded to 47.1% from 35.8% in the first nine months of 2024.

●	Gross profit rose 193.7% to $13.2 million from $4.5 million in the first nine months of 2024.

●	Net loss of $9.7 million, or $(0.05) per diluted share, compared to net loss of $17.2 million, or $(0.10) per diluted share, in the first nine months of 2024.

●	SSi Mantra surgical robotic system installations totaled 63, up 152.0% from 25 installations in the first nine months of 2024.

As of September 30, 2025

●	Long-term debt of $0.

●	Cash and cash equivalents totaled $5.7 million, excluding restricted cash.

●	SSi Mantra cumulative installed base totaled 127 in seven countries and cumulative surgeries reached 6,057, including 56 telesurgeries and 319 cardiac procedures.

CEO Commentary

Dr. Sudhir Srivastava, Chairman of the Board and Chief Executive Officer of SS Innovations, commented, “We delivered strong revenue growth in the third quarter of 2025, driven by higher unit sales of our advanced, cost-effective SSi Mantra 3 surgical robotic system in India and abroad. The SSi Mantra’s rapidly expanding installed base and increasing utilization reflect its cost advantages, ease of use, differentiated features, and compelling surgical outcomes.”

Dr. Srivastava continued, “We’ve become a leader in the large and growing India market and remain committed to democratizing access globally to cutting edge surgical robotic care. We now have regulatory approval for the SSi Mantra in seven countries and are taking steps to enter the U.S. and European Union markets. In September 2025, we successfully completed a human factors validation study at Johns Hopkins Hospital. This study will be an integral component of our upcoming 510(k) premarket notification, which we anticipate submitting to U.S. Food and Drug Administration (the “FDA”) in the fourth quarter of 2025. We also continue along the pathway towards a European Union CE marking certification in the first half of 2026. In conclusion, we are making good progress towards important regulatory milestones and remain well positioned for continuing robust organic growth in our existing markets.”

Select Business Highlights in Third Quarter 2025

●	On September 9, 2025, the Company announced the successful completion of the first robotic telesurgery performed with the SSi Mantra surgical robotic system from the Mantra M mobile robotic telesurgery unit.

●	On September 16, 2025, the Company announced the successful completion of the world’s first pediatric pyeloplasty telesurgery utilizing the SSi Mantra surgical robotic system.

●	On September 26, 2025, the Company announced the appointment of Naveen Kumar Amar as Chief Financial Officer.

●	In September 2025, the Company successfully completed a human factors validation study for the SSi Mantra at Johns Hopkins Hospital. This study will be a key component of the Company’s 510(k) premarket notification, which is expected to be submitted to the FDA in the fourth quarter of 2025.

Revenue Breakdown and Summary of Installations / Surgeries

Category	Q3 2024	Q3 2025	Variance	Percentage
System sales	$3,969,805	$11,705,375	$7,735,570	194.9%
Instrument sales	337,580	854,440	$516,860	153.1%
Warranty sales	58,547	244,399	$185,852	317.4%
Lease income	20,584	25,135	$4,551	22.1%
Total revenue	$4,386,516	$12,829,349	$8,442,833	192.5%

SSi Mantra installations	6	27	21	350.0%
Cumulative installed base[1]	43	127	84	195.3%

SSi Mantra surgeries	650	1,367	717	110.3%
Cumulative surgeries[1]	2,149	6,057	3,908	181.9%

[1]	at period end

Category	9M 2024	9M 2025	Variance	Percentage
System sales	$11,722,762	$24,988,895	$13,266,133	113.2%
Instrument sales	660,216	2,339,478	$1,679,262	254.4%
Warranty sales	96,749	560,262	$463,513	479.1%
Lease income	53,608	61,629	$8,021	15.0%
Total revenue	$12,533,335	$27,950,264	$15,416,929	123.0%

SSi Mantra installations	25	63	38	152.0%
SSi Mantra surgeries	1,529	3,259	1,730	113.1%

Upcoming Investor Conferences

SS Innovations is scheduled to participate in the following upcoming investor conferences:

UBS Global Healthcare Conference

Palm Beach Gardens, FL

Tuesday, November 11, 2025

Management will be available for one-on-one and small group meetings throughout the day.

Stifel 2025 Healthcare Conference

New York, NY

Wednesday, November 12, 2025

Group presentation: 4:40 p.m. Eastern Time

Management will be available for one-on-one and small group meetings throughout the day.

A live webcast and replay of the Stifel group presentation will be accessible on the Company’s website at https://ssinnovations.com/investor-overview/.

About SS Innovations

SS Innovations International, Inc. (Nasdaq: SSII) develops innovative surgical robotic technologies with a vision to make the benefits of robotic surgery affordable and accessible to a larger segment of the global population. The Company’s product range includes its proprietary “SSi Mantra” surgical robotic system and its comprehensive suite of “SSi Mudra” surgical instruments, which support a variety of surgical procedures including robotic cardiac surgery. An American company headquartered in India, SS Innovations plans to expand the global presence of its technologically advanced, user-friendly, and cost-effective surgical robotic solutions. Visit the Company’s website at ssinnovations.com or LinkedIn for more information and updates.

About the SSi Mantra

The SSi Mantra surgical robotic system is a user-friendly, modular, multi-arm system with many advanced technology features, including: 3 to 5 modular robotic arms, an open-faced ergonomic surgeon command center, a large 3D 4K monitor, a touch panel monitor for all patient related information display, a virtual real-time image of the robotic patient side arm carts, and the ability for superimposition of 3D models of diagnostic imaging. A vision cart provides the table-side team with the same magnified 3D 4K view as the surgeon to provide better safety and efficiency. The SSi Mantra utilizes over 40 different types of robotic endo-surgical instruments to support different specialties, including cardiac surgery. The SSi Mantra has been clinically validated in India in more than 100 different types of surgical procedures.

Forward Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “will,” “intend,” “may,” “plan,” “project,” “should,” “could,” “seek,” “designed,” “potential,” “forecast,” “target,” “objective,” “goal,” or the negatives of such terms or other similar expressions to identify such forward-looking statements. These statements relate to future events or SS Innovations’ future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Investor Contact:

The Equity Group

Kalle Ahl, CFA

T: (303) 953-9878

kahl@theequitygroup.com

Devin Sullivan, Managing Director

T: (212) 836-9608

dsullivan@theequitygroup.com

Media Contact:

RooneyPartners LLC

Kate Barrette

T: (212) 223-0561

kbarrette@rooneypartners.com

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	September 30, 2025	December 31, 2024

ASSETS
Current Assets:
Cash and cash equivalents	$5,681,657	$466,500
Restricted cash	6,023,933	5,838,508
Accounts receivable, net	6,917,040	4,466,047
Inventory	20,036,005	10,206,898
Prepaids and other current assets	9,766,203	6,438,338
Total Current Assets	48,424,838	27,416,291

Property, plant, and equipment, net	8,249,725	5,385,955
Right of use asset, net	2,458,573	2,623,880
Deferred tax assets, net	155,056	-
Accounts receivable, net-non current	6,922,700	3,299,032
Restricted cash- non current	333,657	318,527
Prepaids and other non current assets	3,032,478	3,341,528
Total Assets	$69,577,027	$42,385,213

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities
Bank overdraft facility	$10,069,783	$7,994,906
Notes payable	-	7,450,000
Current portion of operating lease liabilities	341,371	409,518
Accounts payable	4,656,966	2,312,382
Deferred revenue	2,512,990	1,278,602
Accrued expenses & other current liabilities	3,606,439	1,884,814
Total Current Liabilities	21,187,549	21,330,222

Operating lease liabilities, less current portion	2,273,111	2,349,118
Deferred Revenue- non current	6,277,659	5,173,953
Other non current liabilities	189,402	74,817
Total Liabilities	$29,927,721	$28,928,110
Commitments and contingencies
Stockholders ‘equity:

Preferred stock, authorized 5,000,000 shares of Series A, Non-Convertible Preferred Stock, $0.0001 par value per share; 1,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024	1	1
Common stock, 250,000,000 shares authorized, $0.0001 par value, 193,592,410 shares and 171,579,284 shares issued and outstanding as of September 30, 2025 and December 31, 2024 respectively	19,358	17,157
Accumulated other comprehensive income (loss)	(1,304,825)	(749,625)
Additional paid in capital	93,353,412	56,952,200
Capital reserve	899,917	899,917
Accumulated deficit	(53,318,557)	(43,662,547)
Total stockholders’ equity	39,649,306	13,457,103
Total liabilities and stockholders’ equity	$69,577,027	$42,385,213

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For the three months ended
	September 30, 2025	September 30, 2024
REVENUES
System sales	11,705,375	3,969,805
Instruments sale	854,440	337,580
Warranty sale	244,399	58,547
Lease income	25,135	20,584
Total revenue	$12,829,349	$4,386,516
Cost of revenue	(6,664,413)	(2,069,109)
GROSS PROFIT	6,164,936	2,317,407

OPERATING EXPENSES:
Research & development expense	786,319	442,839
Stock compensation expense	2,095,163	2,451,355
Depreciation and amortization expense	297,173	119,502
Selling, general and administrative expense	4,821,552	2,508,479
TOTAL OPERATING EXPENSES	8,000,207	5,522,175

Loss from operations	(1,835,271)	(3,204,768)

OTHER INCOME (EXPENSE):
Interest Expense	(176,636)	(247,616)
Interest and other income, net	141,002	206,901
TOTAL INCOME / (EXPENSE), NET	(35,634)	(40,715)

LOSS BEFORE INCOME TAXES	(1,870,905)	(3,245,483)
Income tax expense	1,847,059	—
NET LOSS	$(3,717,964)	$(3,245,483)

Net loss per share - basic and diluted	$(0.02)	$(0.02)
Weighted average - basic shares	193,589,845	170,781,337
Weighted average - diluted shares	202,856,501	181,885,269

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(3,717,964)	$(3,245,483)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation loss	(480,822)	(59,087)
Retirement Benefit (net of tax)	(544)	(1,946)
Income tax effect relating to retirement benefit	(646)	—
TOTAL OTHER COMPREHENSIVE LOSS	(482,012)	(61,033)
TOTAL COMPREHENSIVE LOSS	$(4,199,976)	$(3,306,516)

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For the nine months ended
	September 30, 2025	September 30, 2024
REVENUES
System sales	24,988,895	11,722,762
Instruments sale	2,339,478	660,216
Warranty sale	560,262	96,749
Lease income	61,629	53,608
Total revenue	$27,950,264	$12,533,335
Cost of revenue	(14,783,062)	(8,049,960)
GROSS PROFIT	13,167,202	4,483,375

OPERATING EXPENSES:
Research & development expense	2,295,014	1,729,834
Stock compensation expense	6,104,670	12,003,897
Depreciation and amortization expense	766,416	290,079
Selling, general and administrative expense	11,460,139	7,596,841
TOTAL OPERATING EXPENSES	20,626,239	21,620,651

Loss from operations	(7,459,037)	(17,137,276)

OTHER INCOME (EXPENSE):
Interest Expense	(773,341)	(680,281)
Interest and other income, net	777,158	589,751
TOTAL INCOME / (EXPENSE), NET	3,817	(90,530)

LOSS BEFORE INCOME TAXES	(7,455,220)	(17,227,806)
Income tax expense	2,200,788	-
NET LOSS	$(9,656,008)	$(17,227,806)

Net loss per share - basic and diluted	$(0.05)	$(0.10)
Weighted average - basic shares	188,720,115	170,750,183
Weighted average - diluted shares	197,979,738	181,779,811

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(9,656,008)	$(17,227,806)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation loss	(539,960)	(154,532)
Retirement Benefit (net of tax)	(20,366)	9,860
Income tax effect relating to retirement benefit	5,126	-
TOTAL OTHER COMPREHENSIVE LOSS	(555,200)	(144,672)
TOTAL COMPREHENSIVE LOSS	$(10,211,208)	$(17,372,478)

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine months ended
	September 30, 2025	September 30, 2024
Cash flows from operating activities:

Net loss	$(9,656,008)	$(17,227,806)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	766,416	290,079
Operating lease expense	600,006	553,715
Interest Expense	175,243	217,788
Interest and other income, net	(301,240)	(257,977)
(Reversal of) / Provision for credit loss reserve	241,403	720,732
Deferred income tax benefit	(155,056)	-
Stock compensation expense	6,104,670	12,003,897

Changes in operating assets and liabilities:
Accounts receivable, net	(6,086,871)	(3,741,191)
Inventory, net	(11,514,766)	(5,254,740)
Deffered revenue	2,338,094	5,502,658
Prepaids and other assets	(3,450,327)	(667,764)
Accounts payable	2,344,584	897,060
Income taxes payable, net	2,192,881	-
Accrued expenses & other liabilities	(49,083)	1,241,298
Operating lease payment	(573,363)	(519,018)
Net cash used in operating activities	(17,023,417)	(6,241,269)

Cash flows from investing activities:
Purchase of property, plant and equipment	(1,944,527)	(536,337)
Net cash used in investing activities	(1,944,527)	(536,337)

Cash flows from financing activities:
Proceeds from bank overdraft facility (net)	2,074,877	1,064,946
Proceeds from issuance of promissory notes to principal shareholder	-	2,500,000
Proceeds from issuance of convertible notes to principal shareholder	28,000,000	1,000,000
Proceeds from issuance of convertible notes to other investors	-	1,450,000
Repayment of convertible notes to principal shareholder, including interest	(4,212,637)	-
Repayment of convertible notes to other investors, including interest	(1,068,849)	-
Net cash provided by financing activities	24,793,391	6,014,946

Net change in cash	5,825,447	(762,660)
Effect of exchange rate on cash	(409,735)	(172,923)
Cash and cash equivalents at the beginning of the period	6,623,535	7,087,845
Cash and cash equivalents at end of the period	$12,039,247	$6,152,262

^ For cash and cash equivalents and restricted cash, refer Note 7

Supplemental disclosure of cash flow information:
Conversion of convertible notes into common stock, including interest	$30,645,360	$-
Transfer of systems from inventory to property, plant and equipment	$2,167,971	$2,849,073
Transfer of systems from property, plant and equipment to inventory	$482,312	$-